Exhibit 10.1

PS STEPHENSON & CO., P.C.
Certified Public Accountants
1609 N. Richmond Road
Wharton, Texas 77488

U.S. Securities and Exchange Commission
Office of the Chief Accountant
100 F. Street, NE
Washington, DC 20549

RE: Exmovere Holdings, Inc.

Ladies and Gentlemen:

We have read the statements of Exmovere Holdings, Inc. pertaining to our Firm included under Item 4.01 of Form 8-K dated December 1, 2010 and agree with such statements as they pertain to our Firm. We have no basis to agree or disagree with other statements of the registrant contained therein.

Very truly yours,

PS Stephenson & Co., P.C.
Wharton, Texas

(979) 532-5964 • 1-800-509-5964 • FAX: (979) 532-0954